UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 12, 2018

(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

______________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On June 12, 2018, Griffin Industrial Realty, Inc. (“Griffin” or “Registrant”) issued a press release reporting that it did not enter into any new leases in the three months ended May 31, 2018 (the “2018 second quarter”). The only occupancy change in the 2018 second quarter was the previously reported approximately 48,000 square foot reduction of a tenant’s space leased in one of Griffin’s industrial/warehouse buildings in New England Tradeport (“NE Tradeport”), Griffin’s industrial park in Windsor and East Granby, Connecticut. Under the terms of the lease amendment for the space reduction, the tenant will continue to lease approximately 52,000 square feet of the approximately 100,000 square foot building through March 31, 2024, the scheduled lease expiration date. As of May 31, 2018, the only significant vacancies in Griffin’s industrial/warehouse buildings were approximately 63,000 square feet of an approximately 137,000 square foot NE Tradeport industrial/warehouse building, which was placed in service and partially leased near the end of fiscal 2017 and the approximately 48,000 square feet recently vacated as described above. Griffin’s industrial/warehouse portfolio, which was 96% leased as of May 31, 2018, is comprised of approximately 1,817,000 square feet in the Hartford, Connecticut area, 1,183,000 square feet in the Lehigh Valley of Pennsylvania and 277,000 square feet in North Carolina. As of May 31, 2018, Griffin’s office/flex portfolio of approximately 433,000 square feet was 74% leased, and Griffin’s total real estate portfolio of approximately 3,710,000 square feet was 94% leased.

A copy of Griffin’s June 12, 2018 press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant’s June 12, 2018 Press Release (attached hereto).

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Important factors that could affect the outcome of the events set forth in these statements are described in Griffin’s Securities and Exchange Commission filings, including the “Business,” “Risk Factors” and “Forward-Looking Information” sections in Griffin’s Annual Report on Form 10-K for the fiscal year ended November 30, 2017. Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: June 12, 2018